Investor Relations Diodes Incorporated (DIOD) Plano, TX, USA May 9, 2024 Exhibit 99.3

Safe Harbor Statement Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any statements set forth above that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such statements include statements containing forward-looking words such as “expect,” “anticipate,” “aim,” “estimate,” and variations thereof, including without limitation statements, whether direct or implied, regarding expectations of that for the second quarter of 2024, we expect revenue to be approximately $316 million plus or minus 3 percent; we expect GAAP gross margin to be 33.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 28.5 percent of revenue, plus or minus 1 percent; we expect non-GAAP net interest income to be approximately $3.0 million; we expect our income tax rate to be 18.5 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the second quarter are anticipated to be approximately 46.5 million. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met; the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive, industrial, or other revenue and market share; risks of domestic and foreign operations, including excessive operating costs, labor shortages, higher tax rates, and our joint venture prospects; the risks of cyclical downturns in the semiconductor industry and of changes in end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on May 9, 2024 titled, “Diodes Incorporated Reports First Quarter Fiscal 2024 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Management Representative Dr. Keh-Shew Lu Chairman and CEO Experience: President & CEO, Diodes Incorporated (2005 – 2023) Texas Instruments 27 years Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Honorary Doctorate in Engineering National Cheng Kung University Doctorate and Master's Degree in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University – Taiwan

Management Representative Gary Yu President Experience: Diodes Incorporated, since 2008 Chief Operating Officer Senior Vice President, Business Groups President, Asia Pacific Region General Manager, Shanghai Wafer Fabrication and BCD Business Unit Vice President of Asia Pacific Sales Manager, Sensor and Satellite Business Unit Lite-On Semiconductor Corporation Vice President, Worldwide Sales Texas Instruments IT, Finance and Capacity Planning Education: MBA - University of Dallas Master’s Degree in Telecommunication Engineering Southern Methodist University Bachelor's Degree in MIS Fu-Jen University, Taiwan

Company Representative Experience: Head of Corporate Marketing, Diodes Incorporated Head of Corporate Marketing, Pericom Semiconductor Vice President, Marketing, CA Technologies (Broadcom) Director, Global Marketing Strategy, EMC Director, Marketing, Zarlink Semiconductor (Microchip) Marketing Management positions at Cisco and National Semiconductor (TI) Education: MBA, Marketing/Entrepreneurship, Saint Mary's College of California BS in Electrical and Computer Engineering, UC Santa Barbara Gurmeet Dhaliwal Company spokesperson Head of Corporate Marketing & Investor Relations

About Diodes Incorporated Vision: Profitability Growth to Maximize Shareholder Value Our Core Values: Integrity, Commitment, Innovation Diodes delivers high-quality (analog, discrete, and mixed signal) semiconductor products to the world’s leading companies in the automotive, industrial, computing, consumer electronics, and communications markets 65 Years in business 32 Consecutive years of profitability ~8600 Number of employees 1.7Bn Annual Revenue 2023 >42Bn >28K Number of products (SKU) shipped in 2023 >50K Number of customers 46% of 2023 product revenue from automotive/industrial Stock Symbol Number of units shipped in 2023 DIOD

Investing for the Future 2006 2006 2012 2015 2008 2013 2019 2020 2022 Anachip Corporation Taiwan Advanced Power Devices Zetex Semiconductors Power Analog Microelectronics BCD Semiconductor Pericom Semiconductor TI’s Greenock fab (GFAB) Lite-On Semiconductor Onsemi‘s fab (SPFAB) Global Operations and World-class Manufacturing Headquartered in Plano, TX Manufacturing in US, UK, Germany, China, and Taiwan ISO 9001:2015 Certified / IATF 16949:2016 Certified ISO 14001:2015 Certified Key Acquisitions

Global Organization Wuxi, China Shanghai, China Jhongli, Taiwan Hsinchu, Taiwan Keelung, Taiwan Taipei, Taiwan Munich, Germany Neuhaus, Germany Plano, Texas Milpitas, California Greenock, UK Chengdu, China Logistics Hub and Warehouses Oldham, UK Key: Headquarters Wafer Fab Assembly/Test Design/Sales/Marketing South, Portland, Maine Tokyo, Japan Singapore

Our Sustainability Commitment Our commitment to a sustainable and profitable business is built around ESG Please refer to Governance and Oversight for additional details  Social (S) Governance (G) Environment (E) Climate Change Natural Resources Pollution & Waste Biodiversity Strategy & Oversight Risks Management Business Continuity Accountability & Transparency Supply Chain Product Integrity Human Capital Community

Longer Term $B Corporate Objectives Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT - 2010 - 2017 2025+ Target: $1B Gross profit Gross Margin: 40% Revenue: $2.5B 2025+

Profitability Growth Track record of Continued Outperformance Annual Revenue Gross Profit ($ in millions) ($ in millions) CAGR: 12% (2005 – 2023) CAGR: 13% (2005 - 2023)

Gross Margins and EPS Gross Margins (%) Non-GAAP EPS ($) CAGR: 22% (2012 - 2023)

Targeted Market Segment Goal Automotive Connected driving, comfort/style/safety, electrification/powertrain Industrial Embedded systems, precision controls, medical, clean energy, machine to machine, motor control, and AIoT Consumer IoT: wearables, home automation, home appliances, smart infrastructure, and charging solutions Communications Smart phones, 5G networks, and enterprise networking Computing Cloud computing: server, AI server, storage, data centers ~60% of revenue ~40% of revenue (59% for Q1 2024) (41% for Q1 2024)

Key Growth Areas Automotive and Industrial Driving Growth Automotive – 28% CAGR (2013 – 2023) Focused on connected driving, comfort, style, safety, and electrification Released 362 new automotive-compliant products in 2023 Increased dollar content per car to $161 Industrial – 11% CAGR (2013 – 2023) Focused on embedded systems, networked systems, automation, motor controls, sensors, power management, and IIoT Building momentum for SiC Schottky diodes and MOSFETs Expanding content in automation, security, medical, clean energy generation and energy storage systems

Total Solutions Provider Example: Embedded System Applications

Automotive Applications Driving Growth Connected Driving ADAS (Advanced Driver Assistance Systems) Telematics Infotainment Systems Comfort, Style, and Safety Lighting Migration to LED and intelligent illumination BLDC motor / fan control Migration from Brushed to Brushless DC Motors Electrification/Powertrain Conventional Powertrain  Hybrid  Electrification Battery management Move to 48V battery Focus Applications: Automotive Revenue Growth Year 2013 – 2023 CAGR: 28% Year

Automotive Opportunity Diodes’ Key Products $ / Car Automotive Motor Control $50.70 Connected Driving (Infotainment, Telematics & ADAS) $71.30 Powertrain, Electrification & Body Control Electronics $22.60 Lighting – Moving to LED $16.50 Total $161.20 Normalized to 2013 $ Content/Car Year

Automotive Surround-View SuperCAM Platform Advanced Clock Gen, Clock Buffer, Crystal Oscillator, USB Power Switch, and Protection solutions for mission-critical need Automotive Compliant* Products Diodes’ Key Products $ / Box Analog >$1.20 Power Management >$0.70 MOS/BJT >$3.50 Diodes and Rectifiers >$5.00 Timing and Connectivity $14.00 Total $24.40 * AEC qualified, manufactured in IATF 16949 certified sites supporting PPAP documentation (if applicable)

Automotive Compliant USB Charging USB charging is a high growth application with approximately 2 to 8 ports per vehicle USB PD is an important expansion capability  up to 100W/port USB-C supports DP over USB and opens up the opportunity to share portable equipment’s screen on interior display Diodes provides a system solution for USB charging including Port Controller, USB Muxes, Signal Switches, ReDrivers, Xtals, Power Management, and Protection. Automotive Compliant* product portfolio expansion is expanding the SAM further * AEC qualified, manufactured in IATF 16949 certified sites supporting PPAP documentation (if applicable) Diodes’ Key Products $ / per car Power Management $6.20 MOS/BJT $1.30 Diodes and Rectifiers $0.60 Timing and Connectivity $3.20 Total $11.30

Industrial Content Expansion Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Industrial / motor controls, sensors, and power management for smart meters Green power, Energy storage 2013 - 2023 CAGR: 11% Industrial Revenue Growth Net Sales Year

Page 20

IoT – Machine to Machine (M2M)

- **M2M – Dominated by short range technology**
  - 73% are short range, mostly Wi-Fi
- **2030: connections @ 29,400 million**



48V Battery
Isolated DCDC
PMU
LiDAR / Gyro Sensor
DDR
WiFi Module
SSD
PCIe Packet Switch
Embedded Processor
Camera Sensor
CAN Transceiver
IO Expander
Gate Driver and MOS
M
LDO, DCDC, Hall sensor, Audio Amp
AGV

M2M – By Application

- IoT and M2M Modems
- POS, Routers, Edge Server
- On-Premise Edge Gateway
- AGV (Automated Guided Vehicle)
- AMR (Autonomous Mobile Robots)
- UAV (Unmanned Aerial Vehicle)



Mobile DDR/NOR Flash NAND Flash
Display Port Switch
I2C Level Shifter w/Buffer
USB Switch
USB Power Switch
STDLIN DC-DC / LDO
AC-DC
DVI Scaler
DP
Temperature Sensor
I2C Bus
GPIO Expander
Xtal
USB 2.0
USB Port
UART
CPU
Voltage Detector
AC-DC Adapter
PCIe/ SATA
High Bandwidth Mux ReDriver
USB 3.0
USB 3.0 Controller
PCI Switch/ ReDriver
SATA Switch/ ReDriver
USB 3.0 Switch
USB 3.0 ReDriver
POS

Growth Opportunities:

- Power, Sensor, DC-DC
- Gate Driver, BJT, MOSFET
- XTAL and clock
- Packet switch, ReDriver, IO Expander, MIPI, and USB charging

Diodes' Key Products	$ / AGV
Discrete	$3.50
Analog & Power Mgmt.	$2.20
Timing and Connectivity	$18.00
Total	**$23.70**

DIODES INCORPORATED | DISCRETE ANALOG LOGIC MIXED-SIGNAL

Cloud Computing Accelerating Enterprise Market ReDriver support for PCIe or USB connectivity Wide range of signal protocols: PCIe, CXL, SAS, SATA, USB MUX switch products for high capacity solid state storage Packet switches for accelerating AI computing Crystal oscillators for increasing clocking speeds LDOs, DCDC, SBR, and TVS for power management and protection

Server Platform Solution Almost all of Server vendors are Diodes’ existing customers Diodes’ products are well positioned in this segment PCIe, USB, & SATA ReDrivers, Clock Buffer, Oscillator, I3C MUX, Level shifter, IO Expander, Bus Switch, QSPI MUX, Logic IC, MOSFET, LDO, TVS, DC-DC Diodes’ Key Products $ / Box Analog $6.90 Power Management $2.20 MOS/BJT $0.70 Timing and Connectivity $43.20 Total $53.00 Data Center – Blade Server

Consumer: IoT Driving Power & Connectivity Requirements Diodes’ Key Products $ / Box Analog >$0.20 Power Management >$1.30 MOS/BJT >$10.00 Diodes and Rectifiers >$5.00 Timing and Connectivity $3.50 Total $20.00 Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail

Page 24

IoT Segment: Smart Home

Smart Home

- Safety and Security
- Climate Control
- Consumer Electronics
- Lighting control

Growth Opportunities

- Power
- LED driver
- Xtal and clock
- Packet switch



Diodes' Key Products	$ / Box
Analog	$0.55 ~ $0.80
Power Management	$1.80
MOS/BJT	$1.10
Diodes and Rectifiers	$0.50
Timing and Connectivity	$3.50
Total	**$7.70**

Smart Home Gateway


25MHz Xtal
Host Controller
PCIe CG
PI6C557-05
X1 PCIe2
100MHz
HCSL
Clk
PCIe Packet SW
PI7C9X2G304SL
SSD
(or SATA
controller)
X1
PCIe2
DC-DC
/ LDO
Wireless
Controller
Wireless
Controller

Smart Lighting


AC Power
AC-DC
LED
Driver
Light
User
Interface
MHz Xtal
kHz Xtal
SoC
Sensor

Smart Speaker


AC Power
AC-DC
Wi-Fi
Memory
Ethernet
port
SoC
Audio
Amp
MHz Xtal

Digital Assistant


MOSFET
NAND
SDRAM
TVS
MHz
Xtal
SoC
Wi-Fi
LED
Drive
Op Amp
Audio
Amp
DC-DC
/ LDO

DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

Communications - 5G Applications Focus Applications: Cloud Computing AI / Data Center Server Gateway Internet Gateway Fiber network Core Network, Cell Stations Small Cells Base Station Edge Computing Server Smart antenna Fiber network End Products Portables: Smartphone, Tablet Smart Car Consumer: VR/AR, Drone, IoT Telecom: 5G CPEs Embedded/Industrial

Communication – 5G Distributed Unit Advanced Solution in Signal Integrity, Signal/Bus/Power Switches and IO Expanders for diversified networking applications Global Logistics provide cost-competitive solution with industry standard pin-outs and flexible package options Diodes' Key Products $ / Box Analog $12.00 Power Management & Discrete $3.00 Timing and Connectivity $23.00 Total $38.00

Page 27

Complete Platform Solution: Notebook


Diode
DCDC
LDO
Logic
Sensor
TVS
USB Switch
MOSFET
LED Driver
Vcore DCDC Controller
MOSFET
3D Camera
LED Driver
LCD Panel
Sensor
LDO
TVS
Diode
SBR
DDR Regulator
DCDC Converter
DDR4 DIMM
Memory Bus
CPU
PCH
USB3.0
USB3 ReDriver
eDP1.3
LAN Switch
Video Switch
DP1.2b
HDMI 1.4
DP-to-VGA Converter
Video Switch
DDI
HDMI ReDriver
LSP Con
TVS
TVS
TVS
Audio Amplifier
LDO
A/V Codec
MCU
UART
DP0..3
Tx, Rx
USB 3.0 ReDriver
I2C
D+, D-
SATA / PCIe
SATA / PCIe ReDriver
HDD / SSD
DP/LAN Mux Clock Buffer
Docking Sub-system
Sleep / Charge Detect
USB2 / 3 Switch
Analog Switch
USB 2.0 Switch
Crossbar Switch
D+, D-
USB3 / DP Switch
USB Power Switch
TVS
Thyristor
ACDC
MOSFET / SBR
Bridge Rectifier
External Adapter / Charger
D+, D-
TVS
AUXHPD+
AUXHPD-
ACDC
Std Linear
TVS, LDO,Thyristor
Bridge Rectifier
LITE-ON SEMICONDUCTOR
SBR
Audio
Timing
Signal Integrity
Switching
Connectivity
PERICOM
High-Speed Serial Connectivity

DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

Technology Focus

Page 28

Products


DIODES
DIODES

- eUSB/USB repeater and Ultra Low Cj TVS for signal integrity
- Automotive Packet Switch for Telematics / ADAS, high voltage LDO and DCDC products
- Complete USB-C / Power Delivery Solutions
- Low jitter timing solution for cloud computing
- High precision high bandwidth standard analog
- Ultra low power and low noise LDOs for IoT
- Lowest RDS(ON) LDMOS for battery efficiency
- IntelliFET - self-protected power switches
- Comprehensive MOSFETs (8V to 800V)
- SiC Schottky Diodes and SiC MOSFET for industrial and automotive applications

Wafer Fab

- High performance 8” MOSFET trench technology
- Advanced Epi bipolar transistor processes
- Proprietary rectifier technology
- Rugged automotive grade NMOS and PMOS
- Low power low noise SiGe BiCMOS process
- High voltage high power BCD process



Assembly/Test

- Cu Pillar with flip chip on lead frame
- High pin count BGA, LGA, and AQFN packages
- Chip scale packaging with highest current density
- Compact QFN and DFN
- Power density PowerDI


DIODES
DIODES
0.6mm
0.4mm
DFN0606-3
DFN0806-3
0.5mm
DFN1006-3
0.6mm
1.0mm
DIODES

DIODES INCORPORATED
DISCRETE
ANALOG
LOGIC
MIXED-SIGNAL

Assembly and Test Efficient Manufacturing + Superior Processes China: Shanghai, Chengdu, and Wuxi Taiwan: Jhongli Germany: Neuhaus US: South Portland, Maine China: Shanghai and Wuxi Taiwan: Hsinchu and Keelung UK: Greenock and Oldham Bipolar, BiCMOS, CMOS and BCD process Global footprint with strong engineering capabilities Wafer Fabs

Revenue Profile for First Quarter 2024 By Channel Distribution Direct By Region Asia Pacific Europe Americas By End Market Computing Consumer Industrial Communications Automotive 20% 14% 25% 23% 18% 61% 39% 75% 16% 9%

Income Statement – First Quarter 2024 ($ in millions, except EPS) 1Q23 4Q23 1Q24 Net sales 467.2 322.7 302 Gross profit (GAAP) 194.5 112.5 99.6 Gross profit margin % (GAAP) 41.6% 34.9% 33.0% Net income (GAAP) 71.2 25.3 14.0 Net income (non-GAAP) 73.4 23.4 13.0 Diluted EPS (non-GAAP) 1.59 0.51 0.28 Cash flow from operations 99.8 38.4 (31.1) EBITDA (non-GAAP) 121.8 58.4 48.3

Balance Sheet ($ in millions) Dec 31, 2022 Dec 31, 2023 Mar 31, 2024 Cash* 348 329 280 Inventory 360 390 429 Current Assets 1,162 1,187 1,201 Total Assets 2,288 2,368 2,356 Total Debt 185 62 70 Total Liabilities 705 558 531 Total Equity 1,583 1,810 1,825 * Cash and cash equivalents, restricted cash and short-term investments

Revenue to be ~$316 million, +/- 3.0% represents 4.6% sequential increase at the mid-point GAAP gross margin of 33.5%, +/- 1% Non-GAAP operating expenses 28.5% of revenue, +/- 1%, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets Net Interest income of ~$3.0 million Income tax rate to be 18.5%, +/- 3% Shares used to calculate diluted EPS approximately 46.5 million Amortization of $3.1 million, after tax, for previous acquisitions is not included in these non-GAAP estimates *Guidance as provided on May 9, 2024 Second Quarter 2024 Business Outlook

Investment Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20%+ operating profit Next Strategic Goal: $1B gross profit Tactics: Total system solutions sales approach and content expansion driving growth Focus on key accounts Increased focus on high-margin automotive, industrial, analog, and power discrete products Investment for technology leadership in target products, fab processes, and advanced packaging Accelerate fab process and product qualifications